EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	October 31,	July 31,	October 31,
	2008	2008	2007

Net revenue	$33,603	$28,032	$28,293

Costs and expenses(a):
Cost of sales	25,908	21,253	21,304
Research and development	842	895	914
Selling, general and administrative	3,451	3,137	3,272
Amortization of purchased intangible assets	337	213	187
In-process research and development charges	32	--	4
Restructuring	251	5	(20)
Acquisition-related charges	41	--	--
Total costs and expenses	30,862	25,503	25,661

Earnings from operations	2,741	2,529	2,632

Interest and other, net	(98)	23	67

Earnings before taxes	2,643	2,552	2,699

Provision for taxes(b)	531	525	535

Net earnings	$2,112	$2,027	$2,164

Net earnings per share:
Basic	$0.87	$0.82	$0.84
Diluted	$0.84	$0.80	$0.81

Cash dividends declared per share	$--	$0.16	$--

Weighted-average shares used to compute net earnings per share:
Basic	2,440	2,459	2,576
Diluted	2,516	2,533	2,678

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$46	$34	$40
Research and development	17	16	18
Selling, general and administrative	94	90	110
Total costs and expenses	$157	$140	$168

(b) Tax benefit from stock-based compensation	$(37)	$(38)	$(54)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In millions except per share amounts)

	Twelve months ended October 31,
	2008	2007
	(unaudited)

Net revenue	$118,364	$104,286

Costs and expenses(a):
Cost of sales	89,921	78,887
Research and development	3,543	3,611
Selling, general and administrative	13,104	12,226
Amortization of purchased intangible assets	967	783
In-process research and development charges	45	190
Restructuring charges	270	387
Acquisition-related charges	41	--
Pension curtailments and pension settlements, net	--	(517)
Total costs and expenses	107,891	95,567

Earnings from operations	10,473	8,719

Interest and other, net	--	458

Earnings before taxes	10,473	9,177

Provision for taxes(b)	2,144	1,913

Net earnings	$8,329	$7,264

Net earnings per share:
Basic	$3.35	$2.76
Diluted	$3.25	$2.68

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,483	2,630
Diluted	2,567	2,716

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$152	$161
Research and development	72	74
Selling, general and administrative	382	394
Total costs and expenses	$606	$629

(b) Tax benefit from stock-based compensation	$(167)	$(182)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31,	October 31,
	2008	2007
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$10,153	$11,293
Short-term investments	93	152
Accounts receivable	16,928	13,420
Financing receivables	2,314	2,507
Inventory	7,879	8,033
Other current assets	13,684	11,997

Total current assets	51,051	47,402

Property, plant and equipment	10,838	7,798

Long-term financing receivables and other assets	11,825	7,647

Goodwill and purchased intangible assets	40,258	25,852

Total assets	$113,972	$88,699

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$10,176	$3,186
Accounts payable	14,138	11,787
Employee compensation and benefits	4,159	3,465
Taxes on earnings	886	1,891
Deferred revenue	6,287	5,025
Other accrued liabilities	17,310	13,906

Total current liabilities	52,956	39,260

Long-term debt	7,676	4,997
Other liabilities	14,419	5,916

Stockholders' equity	38,921	38,526

Total liabilities and stockholders' equity	$113,972	$88,699

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	October 31,	July 31,	October 31,
	2008	2008	2007(a)
Net revenue:

Enterprise Storage and Servers	$5,059	$4,741	$5,108
HP Services	8,639	4,753	4,348
HP Software	855	781	759
Technology Solutions Group	14,553	10,275	10,215
Personal Systems Group	11,179	10,254	10,133
Imaging and Printing Group	7,503	6,979	7,554
HP Financial Services	691	680	657
Corporate Investments	246	271	210
Total Segments	34,172	28,459	28,769
Eliminations of intersegment net revenue and other	(569)	(427)	(476)

Total HP Consolidated	$33,603	$28,032	$28,293

Earnings (Loss) from operations:

Enterprise Storage and Servers	$705	$544	$736
HP Services	920	574	515
HP Software	195	122	145
Technology Solutions Group	1,820	1,240	1,396
Personal Systems Group	616	587	589
Imaging and Printing Group	1,162	1,048	1,094
HP Financial Services	51	51	48
Corporate Investments	9	26	(5)
Total Segments	3,658	2,952	3,122

Corporate and unallocated costs and eliminations	(152)	(85)	(197)
Unallocated costs related to stock-based compensation
expense	(104)	(120)	(122)
Amortization of purchased intangible assets	(337)	(213)	(187)
In-process research and development charges	(32)	--	(4)
Restructuring	(251)	(5)	20
Acquisition-related charges	(41)	--	--
Interest and other, net	(98)	23	67

Total HP Consolidated Earnings Before Taxes	$2,643	$2,552	$2,699

(a)	Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Twelve months ended October 31,
	2008	2007(a)

Net revenue:

Enterprise Storage and Servers	$19,400	$18,639
HP Services	22,397	16,570
HP Software	3,029	2,531
Technology Solutions Group	44,826	37,740
Personal Systems Group	42,295	36,409
Imaging and Printing Group	29,385	28,465
HP Financial Services	2,698	2,336
Corporate Investments	965	762
Total Segments	120,169	105,712
Eliminations of intersegment net revenue and other	(1,805)	(1,426)

Total HP Consolidated	$118,364	$104,286

Earnings (Loss) from operations:

Enterprise Storage and Servers	$2,577	$2,148
HP Services	2,491	1,787
HP Software	461	221
Technology Solutions Group	5,529	4,156
Personal Systems Group	2,375	1,939
Imaging and Printing Group	4,590	4,315
HP Financial Services	192	155
Corporate Investments	49	(57)
Total Segments	12,735	10,508

Corporate and unallocated costs and eliminations	(460)	(439)
Unallocated costs related to stock-based compensation expense	(479)	(507)
Amortization of purchased intangible assets	(967)	(783)
In-process research and development charges	(45)	(190)
Restructuring charges	(270)	(387)
Acquisition-related charges	(41)	--
Pension curtailments and pension settlements, net	--	517
Interest and other, net	--	458
Total HP Consolidated Earnings Before Taxes	$10,473	$9,177

(a)	Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.